Ivy Funds

Supplement dated June 19, 2020 to the

Ivy Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, March 19, 2020, April 1, 2020, April 10, 2020, April 30, 2020 and May 29, 2020

The following share classes of the series of the Trust (each, a “Fund” and collectively, the “Funds”) listed in the chart below have been liquidated and terminated. Therefore, such classes of shares are no longer offered in the Prospectus.

Class E Shares	Class R Shares	Class Y Shares
Ivy Corporate Bond Fund	Ivy Corporate Bond Fund	Ivy Government Securities Fund
Ivy Crossover Credit Fund	Ivy Crossover Credit Fund
Ivy Government Securities Fund	Ivy Government Securities Fund
Ivy Pictet Emerging Markets Local Currency Debt Fund	Ivy Pictet Emerging Markets Local Currency Debt Fund
Ivy PineBridge High Yield Fund

Accordingly, effective immediately, all references to the share classes of such Funds in the Prospectus are hereby deleted.

Supplement	Prospectus	1